Exhibit 10.4

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of April 23, 2021 (the “Amendment Date”), by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 to the Loan Agreement (as defined below) or otherwise a party thereto from time to time including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, California 95054 (“Bank” or “SVB”) (each a “Lender” and collectively, the “Lenders”), and EQUILLIUM, INC., a Delaware corporation with offices located at 2223 Avenida de la Playa, Suite 105, La Jolla, California 92037 (“Borrower”).

RECITALS

A.
Collateral Agent, Borrower and Lenders have entered into that certain Loan and Security Agreement, dated as of September 30, 2019 (as amended, supplemented or otherwise modified from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of December 18, 2020, collectively, the “Loan Agreement”) pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof.

B.
Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.
Borrower has requested that Collateral Agent and Lenders (i) modify the amortization schedule and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.
Collateral Agent and Lenders have agreed to modify and to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.
Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.
Amendments to Loan Agreement.

2.1
Section 2.2 (Term Loans). Section 2.2(b) of the Loan Agreement hereby is amended and restated as follows:

“(b) Repayment. Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date thereof. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to (i) thirty-six (36) months if the Amortization Date is July 1, 2021, (ii) twenty-four (24) months if the Amortization Date is July 1, 2022 and (ii) twenty-one (21) months if the Amortization Date is October 1, 2022. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date. Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).”

2.2
Section 13.1 (Definitions). The following terms and their definition in Section 13.1 of the Loan Agreement hereby are added or amended and restated, as appropriate, as follows:

“Amortization Date” is, July 1, 2021; provided, however, if Borrower achieves the Interest-Only Extension Milestone on or prior to June 30, 2021, then the Amortization Date with respect to all Term Loans shall automatically be extended to July 1, 2022; provided further, if Borrower achieves the Interest-Only Extension II Milestone on or prior to June 30, 2022, then the Amortization Date with respect to all Term Loans shall automatically be extended to October 1, 2022.

“Final Payment Percentage” is five percent (5.00%).

“Interest-Only Extension Milestone” means the delivery by Borrower to Collateral Agent and the Lenders of evidence, in form and content acceptable to Collateral Agent and Lenders, of Borrower achieving positive data in EQ001 Phase 1b aGvHD trial, supporting a formal decision to advance into Phase 2 or Phase 3 development, and as confirmed by Borrower’s Board of Directors in written board minutes.

“Interest-Only Extension II Milestone” means the delivery by Borrower to Collateral Agent and the Lenders of evidence, in form and content acceptable to Collateral Agent and Lenders, of Borrower initiating a Pivotal Phase 3 aGvHD trial.

3.
Limitation of Amendment.

3.1
The amendments set forth in Section 2, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.
Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.1
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2
Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3
The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower; and

4.7
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.
Release by Borrower.

5.1
FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Collateral Agent and each Lender and their respective present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment solely to the extent such claims arise out of or are in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing (collectively “Released Claims”).

5.2
By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected in respect of the Released Claims; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

5.3
This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Collateral Agent and the Lenders to enter into this Amendment, and that Collateral Agent and the Lenders would not have done so but for Collateral Agent’s and the Lenders’ expectation that such release is valid and enforceable in all events.

5.4
Borrower hereby represents and warrants to Collateral Agent and the Lenders, and Collateral Agent and the Lenders are relying thereon, as follows:

(a)
Except as expressly stated in this Amendment, neither Collateral Agent, the Lenders nor any agent, employee or representative of any of them has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

(b)
Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.

(c)
The terms of this Amendment are contractual and not a mere recital.

(d)
This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.

(e)
Borrower is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Collateral Agent and the Lenders, defend and hold each harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

21.
Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

22.
Effectiveness. This Amendment shall be deemed effective upon (i) the due execution and delivery to Collateral Agent and Lenders of this Amendment by each party hereto, (ii) the due execution and delivery to Collateral Agent and the Lenders of the Corporate Borrowing Certificate attached hereto and (iii) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Loan Agreement to be executed as of the date first set forth above.

BORROWER:

EQUILLIUM, INC.

By: /s/ Jason Keyes

Name: Jason A. Keyes

Title: Chief Financial Officer

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Senior Vice President

LENDER:

SILICON VALLEY BANK

By: /s/ Kristine Rohmer

Name: Kristine Rohmer

Title: Vice President

[Signature Page to Second Amendment to Loan and Security Agreement]

CORPORATE BORROWING CERTIFICATE

BORROWER: EQUILLIUM, INC. DATE: April 23, 2021

LENDERS: OXFORD FINANCE LLC, as Collateral Agent and Lender SILICON VALLEY BANK, as Lender

I hereby certify as follows, as of the date set forth above:

1.
I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2.
Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.

3.
Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of

(i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws. Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4.
The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name Title Signature

Authorized to Add or Remove Signatories

Jason Keyes Chief Financial Officer /s/ Jason Keyes X

Bruce Steel Chief Executive Officer /s/ Bruce Steel X

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from the Lenders.

Execute Loan Documents. Execute any loan documents any Lender requires.

Grant Security. Grant Collateral Agent a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Issue Warrants. Issue warrants for Borrower’s capital stock.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

[Balance of Page Intentionally Left Blank]

5.
The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By: /s/ Jason Keyes

Name: Jason Keyes

Title: Chief Financial Officer

I, the Chief Executive Officer of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.

By: /s/ Bruce Steel

Name: Bruce Steel

Title: Chief Executive Officer

[Signature Page to Corporate Borrowing Certificate]

EXHIBIT A

Certificate of Incorporation (including amendments)

EXHIBIT B

Bylaws